UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 24, 2001

                       COL China Online International Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

       333-39208                                          52-2224845
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(Commission File Number)                    (IRS Employer Identification Number)


                             3177 South Parker Road
                             Aurora, Colorado, 80014
                             -----------------------
           (Address of principal executive offices including zip code)

                                 (303) 695-8530
                                 --------------
              (Registrant's telephone number, including area code)

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Item 2. Acquisition or Disposition of Assets.

     On September 24, 2001, the Registrant closed the transactions contemplated by a stock exchange agreement (the "Exchange Agreement") between the Registrant and Migration Developments Limited ("Migration"). Pursuant to the Exchange Agreement, the Registrant exchanged an aggregate of 40,200,000 shares of its $.001 par value common stock with the two stockholders of Migration, resulting in the Registrant's owning all the outstanding common stock of Migration. The two former stockholders of Migration now together own approximately 80 percent of the Registrant's common stock.

     As a result of the acquisition of Migration, our operations and assets consist of the engineering and internet-related business of Migration, which is carried out in China through Migration's 90 percent ownership of a Sino-foreign joint venture and Migration's 70 percent ownership of an additional entity.

     A copy of the Exchange Agreement can be found as Exhibit 2.1 to the Registrant's Registration Statement on Form SB-2 which was filed with the Securities And Exchange Commission (the "Commission") on June 13, 2000, File No. 333-39208. A description of the transactions consummated pursuant to the Exchange Agreement previously was reported in the post-effective amendment to the Registrant's Registration Statement on Form SB-2, which amendment was filed with the Commission on March 12, 2001. Documents filed by the Registrant with the Commission can be found on the Commission's website at www.sec.gov.

Item 7. Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

          The financial statements required by this item for the fiscal year ended June 30, 2001 will be filed by amendment not later than December 8, 2001, which is sixty days after the date this Current Report on Form 8-K is required to be filed. The financial statements required by this item for the fiscal year ended June 30, 2000 can be found in, and are incorporated herein by reference to, the post-effective amendment to the Registrant's Registration Statement on Form SB-2, which amendment was filed with the Commission on March 12, 2001.

     (b)  Pro forma financial information.

          The pro forma financial information required by this item for the fiscal year ended June 30, 2001 will be filed by amendment not later than December 8, 2001, which is sixty days after the date this Current Report on Form 8-K is required to be filed.

     (c)  Exhibits.

          (2) Stock Exchange Agreement between the Registrant and Migration Developments Limited*

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*    Incorporated by reference from Exhibit 2.1 to the Registrant's Registration
     Statement on Form SB-2 which was filed with Commission on June 13, 2000, File No. 333-39208.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act Of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COL CHINA ONLINE INTERNATIONAL INC.


Date:  November 7, 2001                     By: /s/ Brian Power
                                            ------------------------------------
                                            Brian Power, Chief Executive Officer